BRADEN TECHNOLOGIES INC.
(An Exploration Stage Company)

PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2003
(Stated in U.S. Dollars)

BRADEN TECHNOLOGIES INC.
(An Exploration Stage Company)

INTRODUCTION TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

AS AT DECEMBER 31, 2003, AND FOR THE YEAR ENDED DECEMBER 31, 2003
(Stated in U.S. Dollars)

The following unaudited pro-forma consolidated balance sheet, pro-forma consolidated statement of operations and explanatory notes give effect to the acquisition of Lincoln Gold Corp. As a result of the transaction, the former shareholders of Lincoln Gold Corp. own the majority of the issued shares of Braden Technologies Inc. Since Braden Technologies Inc. was a non-operating public company, the share exchange has been accounted for as a recapitalization of Lincoln Gold Corp. and an issue of shares of Lincoln Gold Corp. to the shareholders of Braden Technologies Inc.

The pro-forma consolidated balance sheet, pro-forma consolidated statement of operations and explanatory notes are based on the estimates and assumptions set forth in the explanatory notes. This pro-forma consolidated balance sheet and the pro-forma consolidated statement of operations have been prepared utilizing the historical financial statements of Braden Technologies Inc. and Lincoln Gold Corp. and should be read in conjunction with the historical financial statements and notes thereto included elsewhere in this filing.

The pro-forma consolidated statement of operations has been prepared as if the acquisition had been consummated on January 1, 2003 under the purchase method of accounting and carried through to December 31, 2003. The pro-forma consolidated balance sheet has been prepared as if the acquisition was consummated on December 31, 2003.

This pro-forma consolidated financial data is provided for comparative purposes only, and does not purport to be indicative of the actual financial position or results of operations had the acquisition occurred at the beginning of the fiscal period presented, nor are they necessarily indicative of the results of future operations.

BRADEN TECHNOLOGIES INC.
(An Exploration Stage Company)

PRO-FORMA CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2003
(Stated in U.S. Dollars)

	BRADEN	LINCOLN
	TECHNOLOGIES	GOLD	PRO-FORMA
	INC.	CORP.	ADJUSTMENTS	PRO-FORMA

ASSETS

Current
Cash	$2	$15,405		$15,407

LIABILITIES

Current
Accounts payable	$89,912	$15,374		$105,286

SHAREHOLDERS’ EQUITY
(DEFICIENCY)

Share Capital	11,400	2,400	$(11,400)	2,400

Additional Paid-In Capital	36,100	13,950	(36,100)	13,950

Deficit	(137,410)	(16,319)	137,410	(106,229)
			(89,910)
	(89,910)	31		(89,879)

	$2	$15,405		$15,407

BRADEN TECHNOLOGIES INC.
(An Exploration Stage Company)

PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2003
(Stated in U.S. Dollars)

	BRADEN	LINCOLN
	TECHNOLOGIES	GOLD	PRO-FORMA
	INC.	CORP.	ADJUSTMENTS	PRO-FORMA

Expenses	$26,157	$16,319		$42,476

Net Loss	$(26,157)	$(16,319)		$(42,476)

Net Loss Per Share				$(0.01)

Weighted Average Number Of
Common Shares Outstanding				35,400,000

BRADEN TECHNOLOGIES INC.
(An Exploration Stage Company)

NOTES AND ASSUMPTIONS TO THE UNAUDITED CONSOLIDATED PRO-FORMA
BALANCE SHEET AND PRO-FORMA STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2003
(Stated in U.S. Dollars)

ORGANIZATION AND BASIS OF PRESENTATION

The unaudited pro-forma consolidated balance sheet and consolidated statement of operations have been prepared based on historical financial information, using U.S. generally accepted accounting principles of Braden Technologies Inc. and Lincoln Gold Corp. for the year ended December 31, 2003 considering the effects of the recapitalization transaction as if the transaction was completed effective January 1, 2003 in the case of the pro-forma consolidated statement of operations, and effective December 31, 2003 in the case of the pro-forma consolidated balance sheet.

ASSUMPTION

The number of common shares used in the calculation of the pro-forma net loss per share data is based on the weighted average number of common shares outstanding during the period adjusted to give effect to shares assumed to be issued, had the transaction referred to above been consummated January 1, 2003.

PRO-FORMA ADJUSTMENT

To record the acquisition of Lincoln Gold Corp. by the issuance to the shareholders of Lincoln Gold Corp. of 24,000,000 common shares.